UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                                  VISEON, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________

     [_]  Fee paid previously with preliminary materials:
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                                 ANNUAL MEETING


                                  VISEON, INC.
                      8700 North Stemmons Freeway, Ste 310
                               Dallas, Texas 75247







TO THE SHAREHOLDERS OF VISEON, INC.:


         You are cordially invited to attend our Annual Meeting of Shareholders to be held on June 17, 2002, at 3:30 p.m. local time, at the Company's headquarters in Dallas, Texas.

         The formal Notice of Meeting, Proxy Statement and form of proxy are enclosed. Also enclosed is the Company's Form 10-KSB for fiscal year 2001.

         Whether or not you plan to attend the meeting, please date, sign and return the enclosed proxy in the envelope provided as soon as possible so that your vote will be recorded.


                                                          Very truly yours,

                                                          /s/ Richard F. Craven

                                                          Richard F. Craven
                                                          Chairman of the Board



May 29, 2002








                          PLEASE SIGN, DATE AND RETURN
                        THE ENCLOSED PROXY CARD PROMPTLY
                         TO SAVE THE COMPANY THE EXPENSE
                           OF ADDITIONAL SOLICITATION.

                                  VISEON, INC.
                       8700 North Stemmons Freeway Ste 310
                                Dallas, TX 75247

                            ------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 17, 2002
                            -------------------------

TO THE SHAREHOLDERS OF VISEON, INC.

         Notice is hereby given that the Annual Meeting of Shareholders of Viseon, Inc. (the "Company") will be held on June 17, 2002 at 3:30 p.m. at the Company's headquarters, 8700 North Stemmons Freeway, Suite 310, Dallas, TX 75247, for the following purposes:

         1. To elect a Board of Directors to serve a one-year term or until their respective successors are elected and qualified.

         2. To consider and act upon a proposal to ratify the appointment of Virchow, Krause and Company LLP, certified public accountants, as independent auditors for the Company for the year ending June 30, 2002.

         3. To consider and act upon a proposal to amend the Company's 1994 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance by 500,000 shares.

         4. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

         The close of business on April 22, 2002 has been fixed as the record date for the determination of shareholders that are entitled to vote at the meeting or any adjournments thereof.

                                              By Order of the Board of Directors

                                              /s/ Richard F. Craven

                                              Richard F. Craven
                                              CHAIRMAN OF THE BOARD

         May 29, 2002


YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. NO ADMISSION TICKET OR OTHER CREDENTIALS WILL BE NECESSARY. IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING BY MARKING, SIGNING, DATING AND MAILING YOUR PROXY CARD IN THE REPLY ENVELOPE PROVIDED.

                                  VISEON, INC.
                       8700 North Stemmons Freeway Ste 310
                                Dallas, TX 75247

                             ----------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 17, 2002

                                  INTRODUCTION

         The Annual Meeting of Shareholders (the "Annual Meeting") of Viseon, Inc. (the "Company") will be held on June 17, 2002, at 3:30 p.m., local time, at the Company's headquarters in Dallas, Texas, or at any adjournment or adjournments thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders.

         A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's Common Stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, telegraph or personal conversation. The Company may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of Common Stock.

         Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting either by giving written notice of such revocation to the Secretary of the Company, by filing a duly executed proxy bearing a later date with the Secretary of the Company, or by appearing at the Annual Meeting and filing written notice of revocation with the Secretary of the Company prior to use of the proxy. Proxies will be voted as specified by shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING.

         The Company expects that this proxy material will be mailed to shareholders on May 29, 2002.

                                VOTING OF SHARES

         Only holders of Common Stock of record at the close of business on April 22, 2002 will be entitled to vote at the Annual Meeting. On April 22, 2002, the Company had 14,172,066 outstanding shares of Common Stock, each such share entitling the holder thereof to one vote on each matter to be voted on at the Annual Meeting. The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is required for a quorum for the transaction of business at the Annual Meeting. In general, shares of Common Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (I.E., a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote). Holders of shares of Common Stock are not entitled to cumulate voting rights.

         Except for the election of directors to the Board of Directors, all other proposals that may come before the Annual Meeting described in this Proxy Statement require the approval of a majority of the shares present and entitled to vote, either in person or by proxy, on that matter. Directors shall be elected by a plurality of the votes cast by holders of shares entitled to vote, either in person or by proxy. Shares represented by a proxy card including any broker non-votes on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved. Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against that matter.


                             ELECTION OF DIRECTORS

NOMINATION

         The Restated Bylaws of the Company provide that the number of directors shall not be less than three or more than seven, as may be designated by the Board of Directors from time to time. The Board of Directors (the "Board") has set its size at five and has nominated the individuals set forth below to serve as directors of the Company for a one-year term or until their successors have been elected and qualified. All of the nominees are members of the current Board.

         The Board recommends a vote FOR the election of each of the nominees listed below. In the absence of other instructions, the proxies will be voted FOR the election of the nominees named below. If, prior to the Annual Meeting, the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that otherwise would have been voted for such nominee will be voted for such substitute nominee as selected by the Board. Alternatively, the proxies, at the Board's discretion, may be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

INFORMATION ABOUT NOMINEES

NAME OF NOMINEES       AGE       PRINCIPAL OCCUPATION             DIRECTOR SINCE
----------------       ---       --------------------             --------------
Brian Day               38       Chief Financial Officer,         October 2001
                                 Octave Communications, Inc.

Gerry Dube              47       Business Consultant, and         November 2001
                                 Private Investor

John Harris             41       Chief Executive Officer,         February 2001
                                 Viseon, Inc.

W. R. Howell            65       Chairman Emeritus,               October 2001
                                 J.C. Penney Company, Inc.

Charlie Rey             54       Chief Executive Officer,         October 2001
                                 Heartland Direct Group

         BRIAN DAY has been a director of the Company since October 2001 and has been Chief Financial Officer of Octave Communications, Inc. since June 1999. Octave is a developer of multi-point units for use in audio, data and web conferencing over both circuit switched and IP. From September 1998 to June 1999, Mr. Day was Chief Financial Officer of Healthtrax Inc. and prior to that, Chief Financial Officer of Span Instruments, Inc.

         GERRY DUBE has been director of the Company since November 2001. From 1994 to 1999, he served in senior executive level positions with Computer Sciences Corp, including President of the Integrated Business Services unit. In 1999, Mr. Dube joined the internet consulting firm, Zefer, as Executive Vice President.

         JOHN HARRIS has been a director and Chief Executive and President of the Company since February, 2001. From May until December of 2000, Mr. Harris served as Chief Executive Officer of Diversified Technologies Group, Inc. a company that provides enhanced fax services. From October 1999 until May 2000, Mr. Harris was Chief Executive Officer of CBQ, Inc. an e-business solutions provider. From March of 1999 until joining CBQ, Inc. Mr. Harris served as President of Paragon Innovations, Inc. an embedded device design firm. From 1986 until 1998, Mr. Harris was President and CEO of CompuNet Support Systems, Inc. CompuNet provided networking, systems integration and business building applications.

         W. R. HOWELL has been a director of the Company since October 2001. Mr. Howell has been Chairman Emeritus of J.C. Penney Inc. since 1997 and was Chief Executive Officer of J.C. Penney from 1983 to 1996. Mr. Howell is also a director of Pfizer, Bankers Trust, Exxon Mobil, Halliburton and Williams Companies.

         CHARLIE REY has been Chief Executive Officer of Heartland Direct Group marketing company since 1975. Mr. Rey is also Chairman of the Board of POPS Direct, a consumer internet marketing company.

INFORMATION ABOUT OTHER DIRECTORS WHO ARE NOT NOMINEES AND PREVIOUS DIRECTORS

         RICHARD CRAVEN, age 58, a founder of the Company and current Chairman of the Board, served as a director since its inception in December 1993. Mr. Craven is a private investor and has been involved as a manager, owner and developer in several real estate ventures. He has been a licensed real estate broker and a licensed insurance agent since 1965. Mr. Craven is also a director of E.mergent, Inc. Mr. Craven has chosen not to run for re-election to the board.

         S. ALBERT HANSER, age 63, has been a director of the Company since September 1999 and has chosen not to run for re-election to the board. Mr. Hanser has been CEO of Sanibel/Captiva Trust Company since 2001 and has been Chairman of Hanrow Financial Group Ltd., a merchant banking firm. Mr. Hanser also has served as Chairman/CEO of Resource Bank and Trust, Chairman of First Bank Systems' Merchant Bank and Executive Vice President of Investment Banking at Dain Bosworth.

         BYRON SHAFFER, age 67, was a director during fiscal year 2001, and resigned from the board in October 2001. Mr. Shaffer has been a private investor for the last 20 years and has served as director of Mentor Corporation, a medical products manufacturer, since 1976.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

         The business and affairs of the Company are managed by the Board of Directors, which held four meetings during fiscal 2001. All directors' terms will expire at the 2001 Annual Meeting of Shareholders.

         The Board of Directors has established an Audit Committee and a Compensation Committee. The Audit Committee currently consists of Messrs. Day, Hanser and Howell. For purposes of defining independence of members of the Audit Committee, the Company uses the NASD listing standards. All members of the current Audit Committee are considered independent. The Audit Committee during fiscal year 2001, which consisted of Messrs. Craven, Hanser and Shaffer, held one meeting during fiscal year 2001. Two of the members of the Audit Committee during fiscal year 2001, Mr. S. Albert Hanser, and Byron Shaffer, were considered independent. The Compensation Committee, which currently consists of Messrs., Craven, Dube and Rey has general responsibility for management of compensation matters, including recommendations to the Board of Directors on compensation arrangements for officers and incentive compensation for employees of the company. The Compensation Committee during fiscal year 2001, which consisted of Messrs. Craven, Hanser and Shaffer, held one meeting during fiscal year 2001. All of the directors of the Company attended 75% or more of the aggregate meetings of the Board and all such committees on which they served.

PRINCIPAL SHAREHOLDERS AND BENEFICIAL OWNERSHIP OF MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of May 27, 2002, the number of shares of the Company's Common Stock beneficially owned by (i) each director of the Company; (ii) the Chief Executive Officer and other most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 in fiscal 2001 (the Named Executive Officers); (iii) each shareholder who is known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; and (iv) all executive officers and directors as a group. Unless otherwise indicated, each person has sole voting and dispositive power over such shares. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such group or person. The address for all directors and officers of the Company is 8700 N. Stemmons Freeway, Suite 310, Dallas, TX 75247.

                              NUMBER OF SHARES
NAME                         BENEFICIALLY OWNED                 OWNED PERCENT
----                         ------------------                 -------------
Richard Craven                   2,643,207(1)                           18.7%
Brian Day                           27,500(2)                              *
Gerry Dube                          25,000(3)                              *
S. Albert Hanser                   228,250(4)                            1.6%
John Harris                         31,250(5)                              *
W.R. Howell                         27,500(6)                              *
Charlie Rey                        132,300(7)                              *
Marti D. Miller                     90,000(8)                              *
James D. Hanzlik                   265,000(9)                            1.8%
Eugene W. Courtney                 175,000(10)                           1.2%

All Current Executive Officers
and Directors as a Group
(8 persons)                      3,380,007(11)                          23.2%

Digital Investors, LLC           5,991,700(12)                          38.3%

Alan C. Phillips and
Delores V. Phillips Rev. Trust     823,478(13)                           5.8%
--------------------

  *  Indicates ownership of less than 1%.
 (1) Includes 55,000 shares which may be acquired within 60 days upon the exercise of stock options.
 (2) Includes 7,500 shares which may be acquired within 60 days upon the exercise of stock options.
 (3) Includes 5,000 shares which may be acquired within 60 days upon the exercise of stock options.
 (4) Includes 36,250 shares which may be acquired within 60 days upon the exercise of stock options.
 (5) Includes 31,250 shares which may be acquired within 60 days upon the exercise of stock options.
 (6) Includes 7,500 shares which may be acquired within 60 days upon the exercise of stock options.
 (7) Includes 7,500 shares which may be acquired within 60 days upon the exercise of stock options.
 (8) Includes 40,000 shares which may be acquired within 60 days upon the exercise of stock options.
 (9) Includes 265,000 shares which may be acquired within 60 days upon the exercise of stock options.
(10) Includes 100,000 shares which may be acquired within 60 days upon the exercise of stock options.
(11) Includes 415,000 shares which may be acquired within 60 days upon the exercise of stock options.
(12) Includes 1,455,000 shares which may be acquired within 60 days upon the exercise of stock warrants.
(13) This Trust is affiliated with the Company's third party manufacturer.

                    EXECUTIVE COMPENSATION AND OTHER BENEFITS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth the compensation paid or accrued by the Company for services rendered for the years ended June 30, 1999 2000 and 2001 to
(i) all persons who served as the Chief Executive Officer of the Company during fiscal year 2001 and (ii) the other most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 in fiscal year 2001 (the "Named Executive Officers"). Other than those individuals listed below, no executive officer of the Company received cash compensation of more than $100,000 in fiscal year 2001.

                           SUMMARY COMPENSATION TABLE

                                         ANNUAL COMPENSATION        RESTRICTED
   NAME AND PRINCIPAL       FISCAL    --------------------------      STOCK         UNDERLYING        ALL OTHER
        POSITION             YEAR      SALARY ($)      BONUS ($)    AWARDS ($)      OPTIONS (#)     COMPENSATION ($)
   ------------------        ----     -----------      ---------    ----------      -----------     ----------------
John C. Harris(1)            1999             0         0               0                   0                0
CHIEF EXECUTIVE OFFICER      2000             0         0               0                   0                0
AND PRESIDENT                2001        45,500         0               0                   0                0

Marti D. Miller              1999       129,969         0               0              40,000                0
FORMER VICE PRESIDENT,       2000       133,500         0               0              40,000                0
ENGINEERING                  2001       133,500         0               0                   0           37,000(3)

Mr. James D. Hanzlik         1999       102,625         0               0              40,000            4,800
CHIEF FINANCIAL OFFICER      2000       107,900         0               0              40,000            2,800
                             2001       110,300         0               0                   0           36,520(4)

Eugene W. Courtney           1999             0         0               0                   0                0
FORMER CHIEF EXECUTIVE       2000        34,615         0               0             100,000                0
OFFICER AND PRESIDENT        2001        75,900         0          29,295(2)                0           35,500(5)
----------------------

(1) Mr. Harris became President and CEO in February, 2001.
(2) In January 2001, Mr. Courtney was granted 75,000 shares of restricted common stock as compensation for consulting services provided during the transition to a new Chief Executive Officer.
(3) As of June 30, 2001, the Company accrued compensation costs associated with the termination of Mr. Miller, to be paid after June 30, 2001. The compensation was in the form of 50,000 shares of restricted common stock to be issued, and one month of salary and benefits of $12,000.
(4) As of June 30, 2001, the Company amended previous stock options held by Mr. Hanzlik. The amendments a) extended the time period for exercise of the options in the event of a termination to three years, b) provided for 100% vesting of all unvested stock options, and c) re-priced stock option exercise prices to $.45 for stock options having exercise prices in excess of $.45 (market price was $.73 per share on the re-pricing date).
(5) In April 2001, the Company amended stock options held by Mr. Courtney. The amendment a) extended the time period for exercise of the options in the event of a termination to three years, and b) provided or 100% vesting of all unvested stock options.

OPTION GRANTS AND EXERCISES

         The tables below set forth information about the stock options held by the Named Executive Officers and the potential realizable value of the options held by such persons on June 30, 2001. No stock options were exercised by the Named Executive Officers of the Company during fiscal year 2001.

                        OPTION GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS

                                                                                                         POTENTIAL NET
                                                                                                         REALIZABLE
                                                                                                         VALUE AT
                        NUMBER OF SECURITIES    % OF TOTAL OPTIONS GRANTED   EXERCISE                    ASSUMED RATE
                             UNDERLYING                TO EMPLOYEES          PRICE        EXPIRATION     OF STOCK PRICE
NAME                    OPTIONS GRANTED (1)         IN FISCAL YEAR 2000        ($/SH)         DATE       APPRECIATION
----                    -------------------         -------------------        ------         ----       --------------
John C. Harris                      0                    N/A                    N/A           N/A              N/A
CHIEF EXECUTIVE
OFFICER AND
PRESIDENT

Marti D. Miller                     0                    N/A                    N/A           N/A              N/A
FORMER VICE
PRESIDENT,
ENGINEERING

James D. Hanzlik                    0                    N/A                    N/A           N/A              N/A
CHIEF FINANCIAL
OFFICER

Eugene W. Courtney                  0                    N/A                    N/A           N/A              N/A
FORMER CHIEF
EXECUTIVE OFFICER
AND PRESIDENT
---------------------

(1) During fiscal year 2001, no options to acquire shares of Common Stock were granted to employees of the Company. Options to acquire 15,000 shares of Common Stock were granted to non-employee directors.
(2) During fiscal year 2001, the Company amended certain employee stock options held by key employees in connection with the Company's restructuring and planned relocation of its headquarters. The amendments to employee options;
    a) extended the maximum exercise period of certain employee options in the event of termination to a period of up to three years, b) re-priced certain options with exercise prices over $.45 per share to $.45 per share (market price was $.73 on the re-pricing date), and c) provided for 100% vesting of unvested portions of certain employee stock options. Details regarding the amendments to Named Executive Officers are provided under Item 10, Executive Compensation. The Company recognized compensation expense of $97,220 as of June 30, 2001 in connection with the amendments of all employee stock options.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                          VALUE OF UNEXERCISED
                                                        NUMBER OF UNEXERCISED              IN-THE-MONEY OPTIONS
                                          NET         OPTIONS AT JUNE 30, 2001 (#)         AT JUNE 30, 2001 ($)(1)
                      SHARES ACQUIRED    VALUE        ----------------------------      -----------------------------
NAME                  ON EXERCISE (#)  REALIZED ($)   EXERCISABLE    UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
----                  ---------------  ------------   -----------    -------------      -----------     -------------
John C. Harris               0              0               0                0              N/A               N/A
CHIEF EXECUTIVE
OFFICER AND
PRESIDENT


Marti D. Miller              0              0         122,667           37,333            5,760             8,640
VICE PRESIDENT,
ENGINEERING

James D. Hanzlik             0              0         140,000                0           42,400                 0
CHIEF FINANCIAL
OFFICER

Eugene W. Courtney           0              0         100,000                0           35,500                 0
FORMER CHIEF
EXECUTIVE OFFICER
AND PRESIDENT
--------------------

(1) Based on the June 30, 2001 closing bid price of the Company's Common Stock of $.73 per share.

         The following table represents re-pricing of options for executive officers due to the restructuring and relocating of the Company.



                           OPTION/SAR RE-PRICING TABLE

                                                                                                        LENGTH OF
                                     NUMBER OF                                                          ORIGINAL
                                     SECURITIES                                                         OPTION TERM
                                     UNDERLYING      MARKET PRICE OF     EXERCISE           NEW         REMAINING AT
                                     OPTIONS         STOCK AT TIME       PRICE AT TIME      EXERCISE    DATE OF
NAME                  DATE           REPRICED (#)    OF REPRICING ($)    OF REPRICING ($)   PRICE ($)   REPRICING
----                  ----           ------------    ----------------    ----------------   ---------   ------------
James D. Hanzlik     6/29/01             40,000            0.73                1.13          0.45         1 year
CHIEF FINANCIAL      6/29/01             40,000            0.73                2.00          0.45         3 years
OFFICER              6/29/01             20,000            0.73                2.81          0.45         7 years

COMPENSATION OF DIRECTORS

         The Board of Directors of the Company has established the following compensation policies for non-employee directors of the Company. Non-employee directors receive no compensation for each meeting attended. Also, under the Company's 1994 Stock Plan, each non-employee director is automatically granted, upon election to the Board, an option to purchase 20,000 shares of Common Stock, exercisable at market value on the date of grant, vesting in equal increments of 25% every three months and expiring ten years from the date of grant. After the year of election each non-employee director will also receive annually an option to purchase 5,000 shares of Common Stock exercisable at market value on the date of grant, vesting in equal increments of 25% every three months and expiring ten years from the date of grant. During fiscal year 2001, options to acquire 15,000 shares of the Company's Common Stock were granted to non-employee directors, exercisable at market value on the date of grant, vesting in equal increments of 25% every three months and expiring ten years from the date of grant. In October and November of 2001, the Board of Directors passed a resolution granting each of the following directors 20,000 shares, and options to acquire 30,000 shares of the Company's Common Stock - Messrs. Day, Dube, Hanser, Howell and Rey. The options are exercisable at market value on the date of grant, vesting in equal increments of 2,500 options every three months and expiring ten years from the date of grant. Directors who are employees of the Company receive no additional compensation for serving as directors.


                      PROPOSAL TO AMEND THE 1994 STOCK PLAN

INTRODUCTION

         In November 1994, the Board adopted the RSI Systems, Inc. 1994 Stock Plan (the 1994 Plan), which was approved by the Company's shareholders in February 1995. An aggregate of 120,000 shares of the Company's Common Stock was initially reserved for issuance under the 1994 Plan. In 1995, the Board amended the 1994 Plan, which amendments were approved by the shareholders, to increase the number of shares of Common Stock reserved for issuance under the 1994 Plan to 400,000 shares. In February 1997, the Board again amended the 1994 Plan, which amendments were approved by the shareholders, to increase the maximum number of shares authorized to be issued under the 1994 Plan from 400,000 shares to 600,000 shares. In October 1997, the Board again amended the 1994 Plan, which amendment was approved by the shareholders, to increase the maximum number of shares authorized to be issued under the 1994 Plan from 600,00 to 900,000 shares. In October 1998, the Board again amended the 1994 Plan, which amendment was approved by the shareholders, to increase the maximum number of shares authorized to be issued under the 1994 Plan from 900,000 to 1,500,000 shares. In April 2000, the Board again amended the 1994 Plan, which amendment was approved by the shareholders, to increase the maximum number of shares authorized to be issued under the 1994 Plan from 1,500,000 to 2,000,000 shares.

         The purpose of the 1994 Plan is to enable the Company to retain and attract executives and other key employees, non-employee directors and consultants who contribute to the Company's success by rewarding them with an opportunity to acquire an equity interest in the Company, thereby increasing their personal interest in the Company's long-term success and growth. Along with the proposed amendments the major features of the 1994 Plan are summarized below, which summary is qualified in its entirety by reference to the full text of the 1994 Plan, a copy of which may be obtained from the Company.

AMENDMENT

         In addition to the shares of Common Stock directly reserved for issuance under the 1994 Plan, the 1994 Plan also provides that if any shares which have been optioned cease to be subject to stock options, or if any shares subject to any restricted stock award granted hereunder are forfeited or such award otherwise terminates without a payment being made to the participant, such shares shall again be available for distribution in connection with future awards under the 1994 Plan. As of May 27, 2002 options were outstanding under the 1994 Plan to purchase an aggregate of 1,330,250 shares. The proposed amendment to the 1994 Plan, if adopted by the Company's Shareholders would increase the number of shares reserved for issuance under the 1994 Plan by 500,000 shares (from a total of 2,000,000 to 2,500,000 reserved shares), thus permitting the Company to continue the operation of the 1994 Plan for the benefit of new participants and to allow additional awards to current participants. If this amendment is approved, 1,169,750 shares of Common Stock will be available for future grants (in addition to any other shares which are contributed to the 1994 Plan from unexercised stock options and forfeited or terminated awards). The Company anticipates that it will issue additional options in the future to the extent that a sufficient number of shares are reserved for issuance under the 1994 Plan.

SUMMARY OF THE 1994 PLAN

         GENERAL. The 1994 Plan permits the granting of awards to eligible employees of: (i) stock options to purchase Common Stock that qualify as "incentive stock options" ("Incentive Options"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) options to purchase Common Stock that do not qualify as such Incentive Options, and thus constitute non-qualified stock options ("Non-Qualified Options") (Incentive Options and Non-Qualified Options are collectively referred to as "Options"); and (iii) restricted stock awards ("Restricted Stock Awards") (Options and Restricted Stock Awards are collectively referred to as "Awards"). Eligible employees under the 1994 Plan include executive officers, other key employees, non-employee directors, consultants and other persons having a contractual relationship with the Company who are responsible for or contribute to the management, growth and/or profitability of the business of the Company.

         The 1994 Plan is administered by the Compensation Committee, which selects the eligible employees to be granted Awards under the 1994 Plan, determines the type of Award and the amount of the grants to the participants, and determines the discretionary terms and conditions of any Award granted under the 1994 Plan. The Compensation Committee may delegate to officers of the Company the authority to select employees for Awards who are not officers of the Company.

         The 1994 Plan provides that no Incentive Option shall be granted under the 1994 Plan after October 31, 2004. The Compensation Committee determines the period for which Options shall be exercisable, but in no event may an Incentive Option be exercisable more than ten years after the date the option is granted or five years after the date of grant if the grantee of such an Incentive Option is a person who owns, or is deemed to own, more than 10% of the combined voting power of all classes of stock of the Company. In the event of any merger, reorganization, consolidation, re-capitalization, stock dividend, or other change in corporate structure affecting the Common Stock, or spin-off or other distribution of assets to shareholders, appropriate adjustments will be made by the Compensation Committee to: (i) the number of shares reserved for issuance under the 1994 Plan, (ii) the number and exercise price of shares subject to outstanding Options granted under the 1994 Plan; and (iii) the number of shares subject to Restricted Stock Awards granted under the 1994 Plan.

         The Board may amend or discontinue the 1994 Plan, but no amendment or discontinuation shall be made which would impair the rights of a holder of an Award without such holder's consent, or which would without the approval of the stockholders of the Company, cause the 1994 Plan to no longer comply with appropriate securities or other laws. The Compensation Committee may amend the terms of any Award granted, but no such amendment shall impair the rights of any holder without his or her consent, except to the extent authorized under the 1994 Plan.

         OPTIONS. Options are exercisable at such time or times as determined by the Compensation Committee at or after the date of grant, and may be exercised in whole or in part (as determined by the Compensation Committee) at any time during the option period by giving notice of exercise to the Company specifying the number of shares to be purchased. The exercise price for Options shall be determined by the Compensation Committee at the date of grant. In no event, however, shall the exercise price per share under an Incentive Option be less than 100% of the Fair Market Value (as defined below) of the Common Stock on the date of grant of the Option. If an Incentive Option is granted to a person who owns, or is deemed to own, 10% of the combined voting power of all classes of stock of the Company, the exercise price shall be no less than 110% of the Fair Market Value (as defined below) of Common Stock on the date the Option is granted. The Fair Market Value of the Company's Common Stock on a given date is determined by the Compensation Committee in accordance with the applicable Treasury Department regulations under Section 422 of the Code with respect to "Incentive Stock Options." Notwithstanding any other provisions of the 1994 Plan to the contrary, the aggregate Fair Market Value of Common Stock with respect to any Incentive Option exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

         AUTOMATIC OPTION GRANT TO NON-EMPLOYEE DIRECTORS. Each non-employee director shall, as of the date he or she is first elected to the Board, automatically be granted a Non-Qualified Option to purchase 20,000 shares of Common Stock at an exercise price per share equal to 100% of the Fair Market Value of a share of stock on such date. The term of such Non-Qualified Option shall be ten years, which shall not expire upon the termination of service as a director. Such Non-Qualified Option shall be exercisable in equal increments of 25% of the total shares subject to the option every three-month period during a period of one year following the date of grant. After a non-employee director is first elected to the Board, such non-employee director will also receive at the time of the Annual Meeting of Shareholders each year, an option to purchase 5,000 shares of Common Stock, at an exercise price equal to 100% of the Fair Market Value of a share of Common Stock on such date.

         Payment of an option exercise price may be made either by certified or bank check, or in any other form of legal consideration deemed sufficient by the Compensation Committee and consistent with the 1994 Plan's purpose and applicable law, including promissory notes and unrestricted stock already owned by the optionee. Options may not be transferred other than by will or the laws of descent and distribution, and all Options shall be exercisable, during the optionee's lifetime, only by the optionee.

         In the event of the sale by the Company of substantially all of its assets and the consequent discontinuance of its business, or in the event of a merger, exchange, consolidation or liquidation of the Company, the Board shall, in its sole discretion, provide for one or more of the following: (i) acceleration of the vesting of any outstanding Options; (ii) termination of the 1994 Plan and cancellation of all outstanding Options not exercised prior to a specified date (which date shall give optionees a reasonable period of time in which to exercise vested Options prior to the effectiveness of any sale, merger, exchange, consolidation or liquidation) or (iii) continuation of the 1994 Plan and assumption of the Options by the surviving corporation.

         RESTRICTED STOCK AWARDS. Restricted Stock Awards are grants to participants of shares of Common Stock that are subject to restrictions and the possibility of forfeiture for a period of time set by the Compensation Committee during which the participant must remain continuously employed by the Company. If, before the expiration of this period, the participant ceases to be an employee for any reason other than death, retirement or disability, or in the event of an unforeseeable emergency of a participant still in service of the Company, and the Compensation Committee finding that a waiver of the restrictions would be in the best interest of the Company, then the shares received pursuant to the Restricted Stock Award shall be forfeited to the Company. Unless otherwise specifically provided, holders of Restricted Stock Awards shall have all the rights of a shareholder of the Company, including the right to vote the shares and to receive any dividends.

         The recipient of a Restricted Stock Award shall not be permitted to sell, transfer, pledge or assign shares awarded under the 1994 Plan for a period set by the Compensation Committee. In no event, however, shall the restriction period be less than one year. Notwithstanding the foregoing, all restrictions with respect to any participant's shares of a Restricted Stock Award shall lapse on the date determined by the Compensation Committee, prior to the occurrence of any of the following events: (i) dissolution or liquidation of the Company, other than in conjunction with a bankruptcy; (ii) any merger, consolidation, acquisition, separation, reorganization or similar occurrence, where the Company will not be the surviving entity; or (iii) the transfer of substantially all of the assets of the Company or 75% or more of the outstanding stock of the Company.

         EFFECT OF TERMINATION OF EMPLOYMENT. If a participant's employment or other service with the Company is terminated by reason of death, disability or retirement, each Option granted to such participant will remain exercisable to the extent then exercisable for six months after such termination of employment or until the expiration of the stated term of the Option, whichever is shorter. In the event of termination by reason of retirement or disability, if an Incentive Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Option. If a participant's employment terminates for any other reason, the Options shall thereupon terminate, except that, if the optionee is involuntary terminated without cause by the Company, the Option may be exercised to the extent that it was exercisable at such termination date for the lesser of three months (or a shorter or longer period as the Compensation Committee may specify at the time of the grant) or the balance of the Option's term.

FEDERAL INCOME TAX CONSEQUENCES

         The following description of federal income tax consequences is based on current statutes, regulations and interpretations. The description does not include foreign, state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an individual participant who receives an Award.

         INCENTIVE OPTIONS. There will not be any federal income tax consequences to either the participant or the Company as a result of the grant to an employee of an Incentive Option under the 1994 Plan. The exercise by a participant of an Incentive Option also will not result in any federal income tax consequences to the Company or the participant, except that (i) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the Incentive Option, determined at the time of exercise, over the amount paid for the shares by the participant will be includable in the participant's alternative minimum taxable income for purposes of the alternative minimum tax, and (ii) the participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an Option exercise price.

         If the participant disposes of the Incentive Option shares acquired upon exercise of the Incentive Option, the federal income tax consequences will depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the Incentive Option was granted, nor within one year after the participant exercised the Incentive Option and the shares were transferred to the participant, then the participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the participant realized on disposition of the shares, and (ii) the exercise price at which the participant acquired the shares. The Company is not entitled to any compensation expense deduction under these circumstances.

         If the participant does not satisfy both of the above holding period requirements (a "disqualifying disposition"), then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the Incentive Option or (ii) the amount realized on the disposition of the shares, exceeds the exercise price for the shares. The Company will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the participant. This compensation income may be subject to withholding. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

         NON-QUALIFIED OPTIONS. Neither the participant nor the Company incurs any federal income tax consequences as a result of the grant of a Non-Qualified Option. Upon exercise of a Non-Qualified Option, a participant will recognize ordinary income, subject to withholding, on the date of exercise in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the date of exercise, and (ii) the consideration paid for the shares. The participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an Option exercise price.

         At the time of a subsequent sale or disposition of any shares of Common Stock obtained upon exercise of a Non-Qualified Option, any gain or loss will be a capital gain or loss. Such capital gain or loss will be long-term capital gain or loss if the sale or disposition occurs more than one year after the date of exercise and short-term capital gain or loss if the sale or disposition occurs one year or less after the date of exercise.

         In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of a Non-Qualified Option for any amounts includable in the taxable income of the participant as ordinary income, provided the Company complies with any applicable withholding requirements.

         RESTRICTED STOCK AWARDS. With respect to shares issued pursuant to a Restricted Stock Award that are not subject to a substantial risk of forfeiture, a participant will include as ordinary income in the year of transfer an amount equal to the fair market value of the shares received on the date of receipt. With respect to shares that are subject to a substantial risk of forfeiture, a participant may file an election under Section 83(b) of the Code within 30 days after the shares are transferred to include as ordinary income in the year of transfer an amount equal to the fair market value of the shares received on the date of transfer (determined as if the shares were not subject to any risk of forfeiture). The Company will receive a corresponding tax deduction, provided that proper withholding is made. If a Section 83(b) election is made, the participant will not recognize any additional income when the restrictions on the shares issued in connection with the stock award lapse. At the time any such shares are sold or disposed of, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date of receipt of the Restricted Stock Award.

         A participant who does not make a Section 83(b) election within 30 days of the transfer of a Restricted Stock Award that is subject to a substantial risk of forfeiture will recognize ordinary income at the time of the lapse of the restrictions in an amount equal to the then fair market value of the shares. The Company will receive a corresponding tax deduction, provided that proper withholding is made. At the time of a subsequent sale or disposition of any shares of Common Stock issued in connection with a Restricted Stock Award as to which the restrictions have lapsed, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the restrictions lapse.

         EXCISE TAX ON PARACHUTE PAYMENTS. The Code also imposes a 20% excise tax on the recipient of "excess parachute payments," as defined in the Code and denies tax deductibility to the Company on excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of a company who are officers, shareholders, or highly compensated individuals, which payments are contingent upon a change in ownership or effective control of the company, or in the ownership of a substantial portion of the assets of the company. For example, acceleration of the exerciseability of Options, or the vesting of Restricted Stock Awards, upon a change in control of the Company may constitute parachute payments, and in certain cases, "excess parachute payments."

AWARDS UNDER THE 1994 PLAN

         As of the date of this Proxy Statement, the Compensation Committee has not approved any awards under the 1994 Plan in excess of the number of shares currently available for issuance under the 1994 Plan. Neither the number nor types of future 1994 Plan awards to be received by or allocated to particular participants or groups of participants is presently determinable.

BOARD OF DIRECTORS RECOMMENDATION

         The Board recommends that the shareholders vote FOR the approval of the proposed amendment to the 1994 Plan. The affirmative vote of the holders of a majority of shares of Common Stock of the Company entitled to vote, present in person or by proxy at the Annual Meeting, assuming a quorum is present, is necessary for approval. Unless a contrary choice is specified, proxies solicited by the Board will be voted FOR approval of the proposed amendment to the 1994 Plan.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mr. Richard F. Craven, a director of the Company, is the father-in-law of the owner/partner of Pointe Design, which is a Minneapolis, Minnesota based company that has provided marketing designs, print advertising and other marketing materials to the Company. Net purchases by the Company from Pointe Design totaled $20,039, $41,352 and $148,371 during fiscal years 2001, 2000 and 1999 respectively.

The Company believes its transactions with Pointe Design have been on terms no less favorable than could have been obtained from unaffiliated third parties on an arm's length basis.

         During the first quarter of fiscal year 2000, Richard F. Craven, Chairman, exercised warrants to purchase 134,000 shares of common stock at a price of $1.00 per share.

         In connection with the private offering of the Company's common stock in November 1999, certain members of the Board of Directors of the Company purchased a total of 600,000 shares of the Company's Common Stock at market prices ranging from $.50 to $1.00 per share.

         During fiscal year 2000, the Company's third party manufacturer was issued a total of 608,478 shares of the common stock in connection with the exchange of the common stock for certain accounts payable owed by the Company to the manufacturer. The stock was exchanged at prices ranging from $.40 to $1.00 per share.

         In June 2000, Richard F. Craven, Chairman, converted notes receivable due from the Company into 528,324 shares of common stock, at market prices prevailing when the original notes were signed, ranging from $.53 to $.67 per share.

         During fiscal year 2001, Richard F. Craven loaned the Company $225,000. In February 2001, prior to the maturity date of the note, Mr. Craven converted the note and accrued interest into 674,383 shares of common stock at a price of $.35 per share, which was market price of the Company's shares upon issuance of the note.

         Richard F. Craven also loaned the Company $200,000 in February, 2001. The loan was repaid by the Company on February 26, 2001 together with accrued interest at a rate of 10%.

         On October 5, 2001, the Company received proceeds of $800,000 from Digital Investors, LLC in the form of a note due October 5, 2002. The note was secured by all the Company's assets and was subordinated to its bank line of credit. Interest was due quarterly at an annual rate of 12%. In January 2002, the Company repaid the note, together with accrued interest, from the proceeds of the remaining shares of common stock purchased by Digital under a Stock Purchase Agreement as amended (see below).

         On October 5, 2001, the Company and Digital Investors, LLC (Digital) signed an amendment to a Stock Purchase Agreement (the "Agreement") originally signed in February 2001 to; 1) change the required closing date for the remaining shares to be purchased under the Agreement to "3 days" from the effective date of the S-2 registration, as opposed to "10 days", 2) issue to Digital, ten-year warrants to purchase 800,000 shares of the Company's common stock at an exercise price of $.75 per share upon the final closing of common stock purchased under the agreement, 3) waive the requirement for a registration of the shares purchased under the Agreement prior to the final closing of the Agreement if such registration was not declared effective by October 1, 2002, and 4) require the Company to file a registration statement covering all shares and warrants issued to Digital under the amended Agreement within 30 days of the final closing of the amended Agreement, in the event such registration has not been completed by the date of such closing. The Company filed a second amendment to the S-2 registration statement to reflect these changes to the Stock Purchase Agreement and the registration became effective on January 10, 2002.

         On January 18, 2002 the Company issued 2,314,285 shares of common stock purchased by Digital at $.35 per share under the amended Stock Purchase Agreement for a total gross price of $810,000. In addition, the Company issued warrants to purchase 800,000 shares of its common stock for a price of $.75 per share to Digital Investors LLC. The warrants have an exercise period of nine years.

         In February 2002, the Company issued a total of 50,000 shares of its common stock to a previous employee in connection with the terms of a severance agreement.

         In October and November 2001, the Company issued a total of 100,000 shares of its common stock, or 20,000 shares each to W.R. Howell, Charlie Rey, Albert Hanser, Brian Day, and Gerry Dube, directors of the Company, as compensation. In addition, the Company issued each of these individuals 30,000 options to purchase the Company's common stock at exercise prices equal to market price on the date of grant.

         During fiscal year 2002, the Company sold various product totaling approximately $810,000 to Comlink Technology and OC Management LLC, of Dallas Texas, and also purchased various products totaling approximately $544,000 from Comlink Technology for subsequent resale to end users. These companies are owned by a current shareholder of Viseon, Inc. The transactions between the Viseon, Inc. and the two companies noted above were executed on terms and conditions consistent with its standard terms and conditions of sale, on an arms length basis.

         Also, during fiscal year 2002, the Company purchased its MediaPro videoconferencing products from Altron, Inc. a current stockholder of the company. The Company believes the transactions between the Viseon, Inc. and Altron, Inc. were executed on an arms length basis.

         The Company has recently entered into an agreement with Octave Communications in which it expects to sell Octave's products in the future. Brain Day, a director of the Company, is also Chief Financial Officer of Octave. The Company purchased products from Octave in April, 2002 totaling approximately $250,000. While the Company cannot estimate the magnitude of future sales of Octave's products, the Company believes that transactions with Octave have and will be carried out on an arm's length basis.


          FEES BILLED TO THE COMPANY BY VIRCHOW, KRAUSE & COMPANY, LLP
                               DURING FISCAL 2001

AUDIT FEES:

         Audit fees billed to the Company by Virchow, Krause & Company, LLP during the Company's 2001 fiscal year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-QSB totaled $24,993.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES:

         The Company did not engage Virchow, Krause & Company, LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended June 30, 2001.

ALL OTHER FEES:

         Fees billed to the Company by Virchow, Krause & Company, LLP during the Company's 2001 fiscal year for all other non-audit services rendered to the Company, including tax related services, totaled $4,406. The Company's Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining Virchow, Krause & Company, LLP's independence and has determined that such services are compatible with maintaining Virchow, Krause & Company, LLP's independence.


                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board has appointed Virchow, Krause & Company, LLP, independent certified public accountants, as auditors of the Company for the fiscal year ending June 30, 2002. Although it is not required to do so, the Board wishes to submit the selection of Virchow, Krause & Company, LLP to the shareholders for ratification.

BOARD OF DIRECTORS' RECOMMENDATION

         The Board recommends a vote FOR ratification of the appointment of Virchow, Krause & Company, LLP as auditors of the Company for the fiscal year ending June 30, 2002. The affirmative vote of the holders of a majority of shares of Common Stock of the Company present in person or by proxy at the Annual Meeting, assuming a quorum is present, is necessary for approval. Unless a contrary choice is specified, proxies solicited by the Board will be voted FOR the ratification of Virchow, Krause & Company, LLP.

                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

         Proposals of shareholders intended to be presented in the proxy materials relating to the next Annual Meeting must be received by the Company at its principal executive offices on or before January 30, 2003.


                                 OTHER BUSINESS

         The management of the Company does not intend to present other items of business and knows of no items of business that are likely to be brought before the Annual Meeting except those described in this Proxy Statement. As to other business, if any, that may properly come before the Annual Meeting, it is intended that proxies solicited by the Board will be voted in accordance with the judgment of the person or persons voting the proxies.


                        SECTION 16(a) OF THE EXCHANGE ACT
                    BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and all persons who beneficially own more than 10% of the outstanding shares of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Company's Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. The following officers failed to file the following forms (on a timely basis) for the fiscal year ending June 30, 2001; John Harris (Form 5), James Hanzlik (Form 5), Marti Miller (Form 5). Each of these forms was subsequently filed by these individuals. None of the late Forms 5 noted above contained transactions that were not reported on a timely basis. To the Company's knowledge, based on review of the copies of such reports furnished to the Company, and based on written representations by such persons that no other reports were required, during the year ended June 30, 2001 except as described above, none of the Company's directors, officers or beneficial owners of greater than 10% of the Company's Common Stock failed to file on a timely basis the forms required by Section 16 of the Exchange act.

                                  MISCELLANEOUS

         THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED JUNE 30, 2001 TO EACH PERSON WHO WAS A SHAREHOLDER OF THE COMPANY AS OF APRIL 22, 2002. UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH AN ANNUAL REPORT, SUCH REQUEST SHOULD BE SENT TO 8700 N. STEMMONS FREEWAY, SUITE 310, DALLAS, TX 75247: ATTN: SHAREHOLDER INFORMATION.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Richard F. Craven

                                            Richard F. Craven
                                            CHAIRMAN OF THE BOARD

Dallas, Texas
May 29, 2002

                          REPORT OF THE AUDIT COMMITTEE
                                FISCAL YEAR 2001

         The Viseon, Inc. Audit Committee (Committee) oversees the Company's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Viseon, Inc. Form 10-KSB with management. The review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Committee reviewed with the independent auditors, Virchow, Krause & Company, LLP, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted account principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board.

         The Committee discussed with the independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting, and any other matters of concern.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Company's Form 10-KSB for the year ended June 30, 2001 for filing with the Securities and Exchange Commission. The Committee and the board have also recommended, subject to shareholder approval, the selection of Virchow, Krause & Company, LLP for the Company's annual audit for the subsequent fiscal year.


/s/ Richard Craven
/s/ S. Albert Hanser
/s/ Byron Shaffer


September 25, 2001

                                  [LOGO] VISEON
                               VIDEO CONFERENCING

                                  VISEON, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                             MONDAY, JUNE 17, 2002
                                    3:30 P.M.

                                  VISEON, INC.
                     8700 NORTH STEMMONS FREEWAY STE. 310
                              DALLAS, TEXAS 75247





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[LOGO] VISEON, INC.
       8700 NORTH STEMMONS FREEWAY STE. 310
       DALLAS, TEXAS 75247                                                 PROXY
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               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The undersigned hereby appoints Richard F. Craven and John C. Harris, and each of them, as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Viseon, Inc. held of record by the undersigned on April 22, 2002 at the Annual Meeting of Shareholders to be held on June 17, 2002 at 3:30 p.m., or any adjournment thereof.









                 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                     PROMPTLY USING THE ENCLOSED ENVELOPE.


                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                              [PLEASE DETACH HERE]

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.
1. Election of directors:  01 Brian Day    03 John Harris    05 Charlie Rey       [ ] Vote FOR               [ ] Vote WITHHELD
                           02 Gerry Dube   04 W. R. Howell                            all nominees               from all nominees
                                                                                      (except as marked)
                                                                                 __________________________________________________
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,         |                                                  |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)        |__________________________________________________|

2. Proposal to ratify the appointment of Virchow, Krause and Company, LLP as
   Independent Accountants for the Company for the Fiscal Year ending
   June 30, 2002.                                                                 [ ] For          [ ] Against         [ ] Abstain

3. Proposal to amend the Company's 1994 Stock Option Plan to increase the
   number of shares of Common Stock reserved for issuance by 500,000 shares.      [ ] For          [ ] Against         [ ] Abstain

4. In their discretion, the Proxies are authorized to vote upon such other
   business as may properly come before the meeting.                              [ ] For          [ ] Against         [ ] Abstain

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 2, 3 AND 4 AND FOR ALL NOMINEES NAMED IN PROPOSAL 1 ABOVE.

Address Change? Mark Box [ ]    Indicate changes below:
                                                                                   Date _____________________________
                                                                                 __________________________________________________
                                                                                |                                                  |
                                                                                |                                                  |
                                                                                |__________________________________________________|

                                                                                Signature(s) in Box
                                                                                Please sign exactly as your name appears at left.
                                                                                When shares are held by joint tenants, both should
                                                                                sign. When signing as attorney, executor,
                                                                                administrator, trustee or guardian, please give full
                                                                                title as such. If a corporation, please sign in full
                                                                                corporate name by President or other authorized
                                                                                officer. If a partnership, please sign in
                                                                                partnership name by authorized person.